                                                                    Exhibit 99.2



                                                                      [Graphic]
================================================================================






                         Tollgrade Business Overview



                               August 5-9, 2002







================================================================================

PROPRIETARY - TOLLGRADE AND AUTHORIZED CLIENTS ONLY
This document contains proprietary information that shall be distributed or routed only within Tollgrade Communications, Inc. and its authorized clients, except with written permission of Tollgrade.

                                                     TOLLGRADE(R)

                                                                P-H_RWB  8-02 1

Difficult Times In Telecom                                      [Graphic]
===============================================================================

     - WorldCom Scandal & Qwest SEC Investigation

     - Overspending In 1999 & 2000 To Feed Dot.Com
       Business Growth That Never Materialized

     - Deteriorating Line Growth

        - 188.6 Million In 2000 to 179.8 Million In 2001

     - CapEx Spending Down

        - VZ $14-15 Billion To $13-13.5 Billion
          (7/31/02)

        - BLS $4.2-$4.4 Billion To $3.7-$3.9 Billion
          (7/23/02)

        - SBC $9.2-$9.7 Billion To $8 Billion (7/23/02)





================================================================================

PROPRIETARY - TOLLGRADE AND AUTHORIZED CLIENTS ONLY
This document contains proprietary information that shall be distributed or routed only within Tollgrade Communications, Inc. and its authorized clients, except with written permission of Tollgrade.

                                                     TOLLGRADE(R)

                                                                P-H_RWB  8-02 2


Needless to say, it's been a difficult time for telecom equipment vendors. Large service providers face problems. There was significant overspending in 1999 to 2000 to feed the Dot.com revolution which became a burst bubble. CapEx spending is down.

     INTERESTING COMMENTARY                                  [Graphic]
================================================================================


    [Photo] "The loss of access lines in not necessarily a disaster if we are able to do two things. The first is adding new service to the remaining lines; the second is cutting the cost."

                  -Frederic Salerno
                   Vice Chairman, Verizon

                FORBES, August 12, 2002 Issue







================================================================================

PROPRIETARY - TOLLGRADE AND AUTHORIZED CLIENTS ONLY
This document contains proprietary information that shall be distributed or routed only within Tollgrade Communications, Inc. and its authorized clients, except with written permission of Tollgrade.

                                                     TOLLGRADE(R)

                                                                P-H_RWB  8-02 3


While equipment vendors face difficult times, a recent quote by Frederic Salerno, Verizon's vice chairman indicated Tollgrade's ability to compete. Salerno said that large RBOCs could navigate through this storm by adding new services and cutting their costs. This is interesting because this is central to Tollgrade's past and future strategy.

TOLLGRADE OVERVIEW                                         [Graphic]
================================================================================


                           WE HELP OUR CUSTOMERS DELIVER "WORLD-CLASS" SERVICE THROUGH "BEST IN CLASS" LOOP TESTING AND CABLE NETWORK STATUS MONITORING

                                  TOLLGRADE(R)
NASDAQ TLGD













================================================================================

PROPRIETARY - TOLLGRADE AND AUTHORIZED CLIENTS ONLY
This document contains proprietary information that shall be distributed or routed only within Tollgrade Communications, Inc. and its authorized clients, except with written permission of Tollgrade.

                                                     TOLLGRADE(R)

                                                                P-H_RWB  8-02 4


Since some of you may be unfamiliar with Tollgrade, I'll begin with an overview.

Tollgrade delivers test and management solutions primarily for consumer-based telephone services, both narrowband and broadband. We also sell status monitoring products for cable companies. Our customers are the Regional Bell Operating Companies, (RBOCs), competitive local exchange carriers (CLECs), international communications vendors, and MSOs, or Multiple Service Operators, which are cable companies such as AT&T that operate several franchises.

Our automated, reactive test and measurement systems allow telephone companies to remotely identify, isolate, and respond to network problems.

MARKET POSITION                                        [Graphic]
================================================================================





[Depiction of basic telephone network]





================================================================================

PROPRIETARY - TOLLGRADE AND AUTHORIZED CLIENTS ONLY
This document contains proprietary information that shall be distributed or routed only within Tollgrade Communications, Inc. and its authorized clients, except with written permission of Tollgrade.

                                                     TOLLGRADE(R)

                                                                P-H_RWB  8-02 5

MARKET POSITION                                        [Graphic]
================================================================================

     - Test 150 Million Lines Worldwide

        - Dominant RBOC Position

                - LoopCare Mission-Critical

        - Growing Internationally

     - MCU Leading DLC Test Access

     - DigiTest Designated LTS Replacement

        - LTSs In 10,000 RBOC COs

     - DSL As Consumer






================================================================================

PROPRIETARY - TOLLGRADE AND AUTHORIZED CLIENTS ONLY
This document contains proprietary information that shall be distributed or routed only within Tollgrade Communications, Inc. and its authorized clients, except with written permission of Tollgrade.

                                                     TOLLGRADE(R)

                                                                P-H_RWB  8-02 6


Today, Tollgrade has a solid market position. We test 15 million access lines worldwide and we are the dominant player in POTS narrowband testing among the Baby Bells.

Our LoopCare position among international CLECs continues to grow due to the economical scalability of LoopCare and our DigiTest Hardware.

In addition, when it comes to testing Digital Loop Carrier systems, which is the basic narrowband delivery system for many U.S. access lines, we are the market leader with our patented MCU technology.

We also have a great hardware solution for central office based narrowband testing in DigiTest, which has been approved by our RBOC customers as a POTS test head replacement when that occurs.

Finally, LoopCare and DigiTest are being viewed more and more as viable DSL testing tools as the focus changes to more consumer based thinking, and the need for better automation becomes evident.

     STRATEGY MOVING FORWARD                        [Graphic]
================================================================================

     - Enable the competitive rollout of consumer and consumer broadband services.

     -   Fully leverage the investments in their existing access network.

         -   Centralized Test & Management Systems

         -   Recently Deployed DSLAMs and NGDLCs




================================================================================

PROPRIETARY - TOLLGRADE AND AUTHORIZED CLIENTS ONLY
This document contains proprietary information that shall be distributed or routed only within Tollgrade Communications, Inc. and its authorized clients, except with written permission of Tollgrade.

                                                     TOLLGRADE(R)

                                                                P-H_RWB  8-02 7


Our products leverage customers' investments in their existing access network. Our products also provide customers with leading edge test and management solutions that enable the competitive rollout of digital broadband services such as DSL.

Three-Pronged Attack                                                [Graphic]
================================================================================


ANALYSIS - LoopCare
    Improved Automation
        New Services                                 ACCESS - MCU
                                                      New DLCs
                                                     Retrofit of Old DLCs

                                  [Graphic]



                            MEASUREMENT - DigiTest
                               LTS Replacement
                              DSL Functionality
                             New Service Testing




================================================================================

PROPRIETARY - TOLLGRADE AND AUTHORIZED CLIENTS ONLY
This document contains proprietary information that shall be distributed or routed only within Tollgrade Communications, Inc. and its authorized clients, except with written permission of Tollgrade.

                                                     TOLLGRADE(R)

                                                                P-H_RWB  8-02 8


Tollgrade goes to market with a three pronged attack focused on the three fundamental parts of a loop test system: test access devices to clamp onto the line. test heads to measure the condition of the faulty lines, and software operation support systems to analyze the measurements to determine the real problem or lack of problems.

We want our customers to spend money on maintenance and Right To Use Fees for new features that address new types of testing needs. LoopCare will change over time as the network changes. In addition, we will also sell "scaled down" versions of LoopCare to new upstart carriers both here and abroad. DSL testing is a big focus of our non-RBOC LoopCare sales.

We want our RBOC customers to replace their old test hardware called LTSs that are driven by LoopCare. LTSs, which are in all of the 10,000 RBOC central offices, were built in the 70s and 80s. Our DigiTest system is an approved replacement. They need new test heads as the LTSs become obsolete and break, and as new services like DSL need to be tested. We believe we are at the very beginning of that replacement cycle.

Finally, we are the market leader for Digital Loop Carrier (DLC) testing. RHK estimates that 40-50 % of narrowband lines are delivered via DLC. We provide the test access for virtually every type of DLC. As new DLC systems are introduced, we'll develop new MCUs. We also visit previously installed DLCs with our professional service teams and sell MCUs there as well.

Tollgrade Products                                                [Graphics]
================================================================================


[Graphics]
-       DigiTest Integrated Measurement Unit (IMU)
-       Tollgrade MCU-4496
-       DigiTest Access Unit 1000 (DAU 1000)
-       DigiTest Digital Wideband Unit (DWU) with Wideband Test Module (WTM)
-       Tollgrade LoopCare Operations Support System
-       LIGHTHOUSE Host Software, Headend Contoller (HEC) and Transponders











                                                               LoopCare
================================================================================

PROPRIETARY - TOLLGRADE AND AUTHORIZED CLIENTS ONLY
This document contains proprietary information that shall be distributed or routed only within Tollgrade Communications, Inc. and its authorized clients, except with written permission of Tollgrade.

                                                     TOLLGRADE(R)

                                                                P-H_RWB  8-02 9


Our main focus is convincing customers to think of us as the General Store of narrowband testing. From cradle to grave, we can take care of their consumer testing needs, whether they be POTS or DSL. We help them maintain and streamline their existing systems, provide new test heads and software features to keep them current, make sure that they can access all parts of their network for testing, and train and manage that test network on an ongoing basis. In that sense, we want them to think of Tollgrade as the one-stop shop for consumer testing. Our motto is "leave the testing to us."

   2002 Goals                                                       [Graphic]
================================================================================

   -    Testability Franchise

   -    LTS Replacement

   -    Tollgrade for DSL

   -    DSL for DLC

   -    International Expansion

   -    Broadband Edge



                                 TOLLGRADE(R)


================================================================================

PROPRIETARY - TOLLGRADE AND AUTHORIZED CLIENTS ONLY
This document contains proprietary information that shall be distributed or routed only within Tollgrade Communications, Inc. and its authorized clients, except with written permission of Tollgrade.

                                                       TOLLGRADE(R)

                                                                P-H_RWB  8-02 10



When we started 2002, we set six primary goals and we're sticking to them despite the tough times in telecom:

- First, maintain our franchise as the testability improvement leader through our Professional Services programs. These efforts, coupled with broadband edge device growth, sustain MCU sales.

- Second, focus on implementing our LTS POTS test head replacement program among key RBOC customers as a means of upgrading their networks for consumer broadband services.

- Third, position DigiTest and LoopCare as the system of choice for DSL pre-qualification and wideband testing.

- Fourth, introduce a solution for DSL testing at remote DLC (Digital Loop Carrier) sites. This product will leverage embedded MCU products with state-of-the-art DigiTest wideband technology.

- Fifth, continue to expand our opportunities in the international marketplace through partnerships.

- Sixth, continue to develop embedded test elements for the broadband edge market.

Financial Statements                                             [Graphic]
================================================================================

Balance Sheet (Dollars in Thousands)

                                        June 29, 2002      December 31, 2001
------------------------------------------------------------------------------
ASSETS
------------------------------------------------------------------------------

  Current Assets

       Cash and Investments               $ 42,476               $ 38,595
       Accounts Receivable                  11,275                  9,617
       Inventories                          19,525                 22,184
       Other                                 2,959                  3,430
------------------------------------------------------------------------------
            TOTAL CURRENT ASSETS          $ 76,235               $ 73,826

       Other                              $ 72,682               $ 72,804
------------------------------------------------------------------------------
            TOTAL ASSETS                  $148,917               $146,630
------------------------------------------------------------------------------







================================================================================

PROPRIETARY - TOLLGRADE AND AUTHORIZED CLIENTS ONLY
This document contains proprietary information that shall be distributed or routed only within Tollgrade Communications, Inc. and its authorized clients, except with written permission of Tollgrade.

                                                       TOLLGRADE(R)

                                                               P-H_RWB  8-02 11


I don't need to give you an overview of the telecom industry because, unfortunately, over the past year, hardly a day goes by when the media isn't describing the near disastrous conditions of telecommunication companies. What I want to do now, however, is describe how Tollgrade is weathering the storm.

Let me start with some good news: Tollgrade is in good shape financially.

- For one, we're adding to cash. For the first six months of this year, operating cash flow was $7 million, and cash coming into the company was $4.2 million.

- We're closely managing our inventories. Since the beginning of the year, our inventories have dropped $1.8M.

- We are tightly managing expenses. Headcount has been reduced consistent with and often in anticipation of reduced revenues.

- Our second quarter EPS of $0.08 was a penny over analysts' consensus.

Conditions certainly are difficult. Everything is tight with our customers: DLC deployments, budgets, capital expenditures, expenses. That means Tollgrade's sales are tight, as are our budgets, capital expenditures, and expenses.

Industry Conditions ...                                         [Graphic]
================================================================================

Spending extremely tight:

        - CapEx spending down among RBOCs

        -  Slowdown in line growth and
           deteriorating cash flow

        -  DLC growth slowed

        -  Heavy emphasis on business cases



================================================================================

PROPRIETARY - TOLLGRADE AND AUTHORIZED CLIENTS ONLY
This document contains proprietary information that shall be distributed or routed only within Tollgrade Communications, Inc. and its authorized clients, except with written permission of Tollgrade.

                                                         TOLLGRADE(R)

                                                               P-H_RWB  8-02 12


There are two primary forces at work : slowdown in line growth and slowdown in customer spending.

- With the slowdown in line growth and deteriorating cash flow, the Regional Bell Operating Companies are reluctant to deploy more Digital Loop Carrier systems. This affects our MCU sales. While we can mitigate the impact somewhat through our testability programs, we do not foresee a significant upturn in overall business over the next six months. With our customers unsure about their future, visibility beyond six months is especially difficult.

- A second cause of our slower business is tighter customer budgets. As a result, customers want stronger than ever business cases that show solid and even quicker return on investment than in the past. They are also negotiating harder than ever. They want our products but they also know that we want their business even more, which gives them greater leverage. We've been successful in winning business, sometimes through incentives to escalate purchases, but negotiations are very challenging, especially for software.

Tollgrade's Response & Successes                                [Graphic]
================================================================================



-       Testability Programs

-       International Promise

-       Integrated Test Solutions

-       DSL As A Consumer Service

-       DigiTest RBOC Foothold

-       First HMS LIGHTHOUSE Win

-       Digital Wideband Node is DLC


================================================================================

PROPRIETARY - TOLLGRADE AND AUTHORIZED CLIENTS ONLY
This document contains proprietary information that shall be distributed or routed only within Tollgrade Communications, Inc. and its authorized clients, except with written permission of Tollgrade.

                                                        TOLLGRADE(R)

                                                               P-H_RWB  8-02 13


The Tollgrade team has been working hard to address these challenges, with some encouraging successes.

- For example, despite DLC reductions, our testability programs are getting funded, which encourage MCU sales. We have testability programs approved and moving in Verizon, Qwest, and the Ameritech region of SBC.

- Customers are using LoopCare more and more to help roll out DSL service, as evidenced by the sale of our Benchmark Database for storing line qualification data to a major Bell company. The realization that DSL should be treated like consumer services is taking hold.

- Our efforts to expand internationally are showing significant promise. Lucent is proving to be our best international distribution channel.

- We continue to demonstrate our ability to deliver integrated hardware-software-services- maintenance solutions. Compared with the last year that Lucent owned LoopCare and the first year we owned it, second quarter results were positive and are trending up as we actually integrate that software into total solutions.

- Another success is with DigiTest gaining a foothold in the RBOCs. This past quarter, for instance, we sold our first DigiTest units to an RBOC customer to replace obsolete NT1 test head hardware.

- On the cable side of our business, our Version 5 LIGHTHOUSE sale to AT&T last quarter established Tollgrade as the first to market with an HMS-compliant HFC status-monitoring system.

- Yet another success is the completed development of a significant new product called the Digital Wideband Node. The DWN lets a customer provide DSL testing at the Remote Terminal on Digital Loop Carrier systems with only a modest incremental investment.

- Regarding MCUs, there are many Digital Loop Carrier systems that have MCUs installed. However, when we do our testability programs, we discover that many more DLCs do not have MCUs and are not being properly tested.

        Our Versatility                                            [Graphic]
================================================================================

        - International General
          Store of Consumer
          Service Testing

        - Long-term position with
          LoopCare as the core
          RBOC OSS








================================================================================

PROPRIETARY - TOLLGRADE AND AUTHORIZED CLIENTS ONLY
This document contains proprietary information that shall be distributed or routed only within Tollgrade Communications, Inc. and its authorized clients, except with written permission of Tollgrade.

                                                        TOLLGRADE(R)

                                                               P-H_RWB  8-02 14



In sum, despite the difficult environment, we have had broad success in selling diversified products. We have demonstrated our versatility in selling integrated hardware, software, and services solutions related to POTS, broadband, and cable, both domestically and internationally, and in establishing a long-term position with LoopCare as the core and increasingly diverse OSS in RBOC companies.

I've been talking about recent successes. What about positioning for the future?

        Short-term Outlook                                    [Graphic]
================================================================================

        - Q2 Earnings Release Forecast

                - Third quarter sales in the range of $12 to
                  $15 million

                - EPS estimates range from break-even
                  To $0.06

                - Continuing tight conditions could push
                  Tollgrade into the lower end of the
                  range







================================================================================
PROPRIETARY - TOLLGRADE AND AUTHORIZED CLIENTS ONLY
This document contains proprietary information that shall be distributed or routed only within Tollgrade Communications, Inc. and its authorized clients, except with written permission of Tollgrade.

                                                        TOLLGRADE(R)

                                                               P-H_RWB  8-02 15


Regarding the short-term future, when we announced our second quarter earnings, we established goals for the third quarter, specifically sales in the range of $12 to $15 million. Our EPS goals ranged from break-even to $0.06. The upper end of the range assumes DigiTest and some resale products show some upside, and the successful field trial of certain LoopCare RTUs. Our assumption, even at the lower end of the range, is that certain customers will restock our MCU products, which they typically do in the third quarter. Given customers' budgets, however, some of that restocking might not occur until the fourth quarter. We want investors to be aware of that.

        Long-term Outlook                       [Graphic]
================================================================================
        - Investing in R&D.

        - More integrated DigiTest product family

                - Cost Improvement

                - Targeted DSL Loop-Carrier Applications

                - Modem Emulation Technology

        - New MCUs As Needed

        - New LoopCare Features





================================================================================
PROPRIETARY - TOLLGRADE AND AUTHORIZED CLIENTS ONLY
This document contains proprietary information that shall be distributed or routed only within Tollgrade Communications, Inc. and its authorized clients, except with written permission of Tollgrade.
                                                              TOLLGRADE(R)

                                                              P-H_RWB  8-02 16


Longer range, despite industry conditions and our own cutbacks, we are not compromising our investment in research and development.

We're investing in new enhancements of our DigiTest hardware to address DSL in-service needs and begin thinking about supporting customers' migration from circuit to packet systems.

We're developing new MCUs as needed.

We are also developing new features, such as integrated voice response interface that will allow field base technicians to remotely access and test facilities by voice, and new products for local number portability. We also working on making new hardware work with our LoopCare system.

        IN CONCLUSION...                                        [Graphic]
================================================================================

        The market is tough for telecom equipment vendors, but

        - we're winning business

        - we're generating cash

        - we're making earnings

        - and we're positioning ourselves well for the future.






================================================================================
PROPRIETARY - TOLLGRADE AND AUTHORIZED CLIENTS ONLY
This document contains proprietary information that shall be distributed or routed only within Tollgrade Communications, Inc. and its authorized clients, except with written permission of Tollgrade.
                                                              TOLLGRADE(R)

                                                              P-H_RWB  8-02 17


In conclusion, I will repeat what I said earlier: The market is tough for telecom equipment vendors, but we're winning business, we're generating cash, we're making earnings, and we're positioning ourselves strategically for the future. We intend to stay the course, and we hope our investors will do the same

                                                                   [Graphic]
================================================================================




                                   TOLLGRADE
                              COMMUNICATIONS, INC.




                               www.tollgrade.com






================================================================================
PROPRIETARY - TOLLGRADE AND AUTHORIZED CLIENTS ONLY
This document contains proprietary information that shall be distributed or routed only within Tollgrade Communications, Inc. and its authorized clients, except with written permission of Tollgrade.
                                                         TOLLGRADE(R)

                                                         TLGD Overview  5-02 18